SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2025

BANKFINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 North Frontage Road, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 894-6900

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2025, and in connection with BankFinancial Corporation, the parent company of BankFinancial, National Association (“Bank Financial NA”), and First Financial Bancorp., the parent company of First Financial Bank, entering into an Agreement and Plan of Merger, dated as of August 11, 2025 (the “Merger Agreement”), Bank Financial NA entered into an amendment to the employment agreement with Gregg T. Adams, President of the Marketing & Sales Division of Bank Financial NA (the “Amendment”).  The Amendment provides: (i) subject to Mr. Adams’ continued employment through September 30, 2026, on the first payroll date following September 30, 2026, Mr. Adams will be entitled to a severance payment as provided under his employment agreement, as amended, provided he has not been paid a severance payment earlier than September 30, 2026 and provided further that he has not been offered employment and accepted such employment, and (ii) that severance payments will be reduced, if necessary, to avoid an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment Number One to the BankFinancial Corporation Amended and Restated Employment Agreement and BankFinancial, National Association Amended and Restated Employment Agreement with Gregg T. Adams
104	Cover Page Interactive Data Files (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKFINANCIAL CORPORATION (Registrant)

Date:	November 10, 2025	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board, Chief Executive Officer and President